UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 07, 2022

Rodin Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-221814	81-1144197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. 59th Street
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 938-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2022, Rodin Income Trust, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following matters were voted upon at the Annual Meeting:

(1)	Approval of the assignment of the Company’s two investments, which constitute substantially all of the Company’s assets, to Cantor Realty Fund III, L.P. (“Asset Assignment”);

(2)

Approval of a plan of liquidation and dissolution of the Company, pursuant to which the Company will be dissolved subject to the approval by the Company’s stockholders of the Asset Assignment and following the closing of the Asset Assignment (“Plan of Liquidation and Dissolution”);

(3)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified; and

(4)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

As of September 16, 2022, the record date, 784,698.36 shares of common stock were outstanding. A summary of the matters voted upon by the stockholders is set forth below:

Proposal 1 – Asset Assignment

For	Against	Abstain	Broker Non-Votes
416,873.00	320.52	19,930.02	54,357.00

Stockholders approved the Asset Assignment.

Proposal 2 – Plan of Liquidation and Dissolution

For	Against	Abstain	Broker Non-Votes
500,852.37	0.00	24,451.17	54,357.00

Stockholders approved the Plan of Liquidation and Dissolution.

Proposal 3 – Election of Director

Directors	For	Withheld	Broker Non-Votes
Howard W. Lutnick	500,794.00	24,509.54	54,357.00
John C. Griffin	500,388.01	24,915.52	54,357.00
Arthur F. Backal	500,388.01	24,915.52	54,357.00
Christopher P. Yoshida	500,388.01	24,915.52	54,357.00
Emanuel Stern	500,388.01	24,915.52	54,357.00

The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 4 – Ratification of the Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Votes
552,311.37	0.00	27,349.17	0.00

Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodin Income Trust, Inc.

Date:	December 9, 2022	By:	/s/ John C. Griffin
Name: John C. Griffin Title: Chief Financial Officer